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                                                                   Exhibit 10.10



                                                          Geneva, March 20, 2001

Mr. Franz Eder
Marine Shuttle Operation Inc.
Rotherstrasse 7
D-10245 Berlin

VIA FAX:  0049 30 293 346 62
============================




Dear Mr. Eder,

This letter is to confirm that the US$ 900,000 loan, which we are managing on behalf of a client, is to be extended to June 30, 2001.

We also confirm that the amount of monies owing to MFC Merchant Bank S.A. for services rendered as of December 31, 2000 are the total of the following accounts:

          US$      44,000.00
                   =========

       (euro)     506,178.98
                  ==========

          CHF       1,774.50
                    ========

We further agree as of April 1, 2001 that we will not invoice you for any services except as requested.

Yours truly,
MFC MERCHANT BANK SA






-----------------------------------          -----------------------------------
Peter S. Jessop                              Eduard Seligman
First Vice President                         Vice President




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